UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2014

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BLUEGATE CORPORATION

(Exact name of registrant as specified in its charter)

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Nevada	000-22711	76-0640970
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

180 North Stetson Avenue, Suite 700, Chicago, Illinois 60601

(Address of Principal Executive Office) (Zip Code)

713-686-1100

(Registrant’s telephone number, including area code)

701 North Post Oak Road, Suite 350, Houston, Texas 77024

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On May 20, 2014, the Company’s Board of Directors voted that there would be orderly wind down of its internet connectivity business, which such business will cease effective June 30, 2014. On May 20, 2014, the Company mailed written notices to all of its current customers and vendors of the action to cease the connectivity operations effective on the close of business on June 30, 2014.

The Company will continue to evaluate the viability of the continuance of the consulting business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEGATE CORPORATION

Date: May 20, 2014	By:	/s/ Charles E. Leibold
Charles E. Leibold Chief Financial Officer